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                                                                Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated March 27, 2001, relating to the consolidated financial statements and financial statement schedule, which appear in the Lifeminders, Inc. Annual Report on Form 10-K/A for the year ended
December 31, 2000.   We also consent to the reference to us under the heading
"Experts" in such Registration Statement.

                                             /s/ PricewaterhouseCoopers LLP


McLean, Virginia
May 15, 2001